Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE September 21, 2020	Media contact: Eric Wilkens 201-572-9317 eric.wilkens@verizon.com

Verizon announces separate private exchange offers for (i) 7 series of notes for up to $750 million of new notes and (ii) 10 series of notes for up to $2 billion of new notes and, if applicable, cash

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the commencement of two separate transactions to exchange certain series of its outstanding notes.

The Exchange Offers

The first transaction consists of private offers to exchange the 7 outstanding series of notes listed in the first table below and maturing from 2021 through 2024 (collectively, the “Short-Dated Old Notes”), in each case, for newly issued notes of Verizon due 2030 (the “2030 New Notes”) (the “Short-Dated Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated September 21, 2020 (the “Short-Dated Offering Memorandum”), and the second transaction consists of private offers to exchange the 10 outstanding series of notes listed in the second table below and maturing from 2037 through 2055 (collectively, the “Long-Dated Old Notes” and, together with the “Short-Dated Old Notes, the “Old Notes”), in each case, for newly issued notes of Verizon due 2056 (the “2056 New Notes” and, together with the 2030 New Notes, the “New Notes”) and, if applicable, for the Long-Dated Cash Amount (as defined below) (the “Long-Dated Exchange Offers” and, together with the Short-Dated Exchange Offers, the “Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated September 21, 2020 (the “Long-Dated Offering Memorandum” and, together with the Short-Dated Offering Memorandum, the “Offering Memorandums”). The Short-Dated Offering Memorandum and the accompanying short-dated eligibility letter constitute the “Short-Dated Exchange Offer

Documents”, and the Long-Dated Offering Memorandum and the accompanying long-dated eligibility letter constitute the “Long-Dated Exchange Offer Documents,” which, together with the Short-Dated Exchange Offer Documents, are referred to as the “Exchange Offer Documents”. Only holders who have duly completed and returned an eligibility letter certifying that they are either (1) “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letters) are authorized to receive the Offering Memorandums and to participate in the Exchange Offers (each such holder, an “Eligible Holder”).

The Exchange Offers will expire at 5:00 p.m. (Eastern time) on October 26, 2020, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Expiration Date”). To be eligible to receive the applicable Total Exchange Price (as defined below), which includes the applicable Early Participation Payment (as defined below), Eligible Holders must validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on October 2, 2020, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Early Participation Date”). Eligible Holders who validly tender their Old Notes after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will be eligible to receive the applicable Exchange Price for any such series accepted, which is equal to the Total Exchange Price for such series minus the applicable Early Participation Payment. All Eligible Holders whose Old Notes are accepted in an Exchange Offer will also receive a cash payment equal to the accrued and unpaid interest on such Old Notes to, but excluding, the relevant settlement date (as described below) (the “Accrued Coupon Payment”) in addition to the Total Exchange Price or Exchange Price, as applicable, payable for such Old Notes. The Accrued Coupon Payment for any Old Notes exchanged for New Notes at the Final Settlement Date (as defined below), if any, will be reduced to offset any interest accrued on such New Notes from the applicable Early Settlement Date (as defined below), as further described in the Offering Memorandums.

Old Notes may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on October 2, 2020, unless extended or earlier terminated, but not thereafter.

For each of the Exchange Offers, Verizon is offering to accept for exchange validly tendered Old Notes using the applicable “waterfall” methodology under which such Old Notes of different series will be accepted in the order of their respective Acceptance Priority Levels as listed in the tables below, subject to an initial $750 million cap on the maximum aggregate principal amount of 2030 New Notes that Verizon will issue in all of the Short-Dated Exchange Offers (the “Short-Dated New Notes Cap”) and an initial $2.0 billion cap on the maximum aggregate principal amount of 2056 New Notes that Verizon will issue in all of the Long-Dated Exchange Offers (the “Long-Dated New Notes Cap”, and, together with the Short-Dated New Notes Cap, the “New Notes Cap”). However, Verizon, in its sole discretion, has the option to increase the New Notes Cap to the extent necessary to allow acceptance of one or more series of Old Notes validly tendered and not validly withdrawn at or prior to the applicable Early Participation Date up to a maximum new Short-Dated New Notes Cap of $2.0 billion and new

Long-Dated New Notes Cap of $4.5 billion; and provided further that any increase in the New Notes Cap shall in no way affect the operation of the applicable Acceptance Priority Procedures (as described below).

Each of the Exchange Offers is subject to the terms and conditions described in the applicable Offering Memorandum, including (i) the applicable Acceptance Priority Procedures, (ii) the applicable New Notes Cap and (iii) only with respect to any validly tendered Old Notes to be settled after the applicable Early Settlement Date, a tax condition, which is satisfied as long as Verizon determines, in its reasonable judgment, that it is highly likely that the New Notes issuable in exchange for such Old Notes will be issued in a “qualified reopening” for U.S. federal income tax purposes, as determined on the applicable Short-Dated Expiration Date (the “Tax Condition”). In addition, each of the Exchange Offers is subject to a minimum issue requirement, pursuant to which at the applicable Early Participation Date, in the case of the Short-Dated Exchange Offers, the aggregate principal amount of 2030 New Notes to be issued on the applicable Early Settlement Date must be at least $500 million (the “Short-Dated Minimum Issue Requirement”) and, in the case of the Long-Dated Exchange Offers, the aggregate principal amount of 2056 New Notes to be issued on the Early Settlement Date must be at least $1 billion (the “Long-Dated Minimum Issue Requirement” and, together with the Short-Dated Minimum Issue Requirement, the “Minimum Issue Requirement”). Verizon may not waive the Tax Condition or the Minimum Issue Requirement.

Provided that all conditions to each of the Exchange Offers have been satisfied or waived by Verizon by the applicable Early Participation Date, all Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange in such Exchange Offers will be settled on the second business day after the applicable Early Participation Date (the “Early Settlement Date”). The “Final Settlement Date,” if any, is the date on which Verizon will settle all Old Notes validly tendered and accepted for exchange in such Exchange Offers, and not previously settled on the applicable Early Settlement Date. The Final Settlement Date is expected to be the second business day after the applicable Expiration Date, unless extended with respect to any Exchange Offer.

Short-Dated Exchange Offers

On the terms and subject to the conditions set forth in the Short-Dated Offering Memorandum, Verizon is offering to exchange the following outstanding notes for the 2030 New Notes in an aggregate principal amount not to exceed the Short-Dated New Notes Cap (subject to any increase in such Short-Dated New Notes Cap at Verizon’s discretion) as described below:

Acceptance Priority Level	CUSIP Number(s)	Title of Security	Principal Amount Outstanding	Short-Dated Early Participation Payment(1)	Reference U.S. Treasury Security(2)	Bloomberg Reference Page	Short-Dated Fixed Spread (basis points) (2)	Floating Rate Note Total Exchange Price(3)
1	92343VCC6	3.450% notes due 2021	$596,603,000	$50	0.125% due Aug. 31, 2022	FIT1	+5	N/A
2	92343VDX9	Floating Rate notes due 2022	$1,191,927,000	$50	N/A	N/A	N/A	$1,017.00
3	92343VBR4	5.150% notes due 2023	$3,565,668,000	$50	0.125% due Sep. 15, 2023	FIT1	+30	N/A
4	92343VDQ4/92343VDM3/ U9221AAS7	2.946% notes due 2022	$865,241,000	$50	0.125% due Aug. 31, 2022	FIT1	+5	N/A
5	92343VBJ2	2.450% notes due 2022	$917,547,000	$50	0.125% due Aug. 31, 2022	FIT1	+5	N/A
6	92343VBY9	4.150% notes due 2024	$669,270,000	$50	0.25% due Aug. 31, 2025	FIT1	+25	N/A
7	92343VCR3	3.500% notes due 2024	$1,741,609,000	$50	0.25% due Aug. 31, 2025	FIT1	+25	N/A

(1)

Payable in principal amount of 2030 New Notes, as part of the applicable Short-Dated Total Exchange Price (as defined below), per each $1,000 principal amount of the specified series of Short-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange (the “Short-Dated Early Participation Payment”). The total consideration for each $1,000 principal amount of each series of Short-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date is referred to as the “Short-Dated Total Exchange Price” for such series. Eligible Holders who validly tender Short-Dated Old Notes of a series after the applicable Short-Dated Early Participation Date, but at or prior to the applicable Short-Dated Expiration Date, will receive the exchange consideration for any such series accepted by us, which is equal to the Short-Dated Total Exchange Price minus the applicable Short-Dated Early Participation Payment (with respect to such series, the “Short-Dated Exchange Price”).

(2)

The Short-Dated Total Exchange Price payable per each $1,000 principal amount of a series of Short-Dated Old Notes validly tendered for exchange other than the Floating Rate Notes (as defined below) (the “Fixed Rate Notes”) will be payable in a specified principal amount of 2030 New Notes and will be based on the fixed spread specified in the table above (the “Short-Dated Fixed Spread”) for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page listed in the table above) as of 9:00 a.m. (Eastern time) on October 5, 2020, unless extended with respect to the applicable Short-Dated Exchange Offer (such date and time with respect to a Short-Dated Exchange Offer, as the same may be extended with respect to such Short-Dated Exchange Offer, the “Short-Dated Price Determination Date”). The Short-Dated Total Exchange Price does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Short-Dated Total Exchange Price.

(3)

The Short-Dated Total Exchange Price payable per each $1,000 principal amount of floating rate notes due 2022 (the “Floating Rate Notes”) validly tendered for exchange, which is inclusive of the applicable Short-Dated Early Participation Payment, will be payable in a specified principal amount of 2030 New Notes. Any Floating Rate Notes validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, and accepted by us, will receive the Short-Dated Exchange Price, which is equal to the Short-Dated Total Exchange Price listed above for the Floating Rate Notes minus the applicable Short-Dated Early Participation Payment.

Subject to the satisfaction or waiver of the conditions of the Short-Dated Exchange Offers, the “Acceptance Priority Procedures” will operate as follows with respect to such Exchange Offers:

•

first, if the aggregate Short-Dated Total Exchange Price of all Short-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date by Eligible Holders does not exceed the Short-Dated New Notes Cap, then Verizon will accept all such Short-Dated Old Notes. However, if the aggregate Short-Dated Total Exchange Price of all Short-Dated Old Notes validly tendered at or prior to the applicable Short-Dated Early Participation Date by Short-Dated Eligible Holders exceeds the Short-Dated New Notes Cap (subject to any increase in such Short-Dated New Notes Cap at Verizon’s discretion), then Verizon will (i) accept for exchange all validly tendered Short-Dated Old Notes of each series starting at the highest Acceptance Priority Level (level 1) and moving sequentially to Short-Dated Old Notes of each series having a lower Acceptance Priority Level (the lowest of which is level 7) until the aggregate Short-Dated Total Exchange Price of all validly tendered Short-Dated Old Notes of a series, combined with the aggregate Short-Dated Total Exchange Price of all accepted Short-Dated Old Notes of series with higher Acceptance Priority Levels, is as close as possible to, but does not exceed, the Short-Dated New Notes Cap, (ii) accept on a prorated basis validly tendered Short-Dated Old Notes of the series with the next lower Acceptance Priority Level and (iii) not accept for exchange (x) any such Short-Dated Old Notes of a series with an Acceptance Priority Level below that of the prorated series or (y) any Short-Dated Old Notes validly tendered after the applicable Early Participation Date; and

•

second, if the Short-Dated New Notes Cap is not exceeded at the applicable Early Participation Date, Verizon will repeat the steps described in the prior bullet using the Short-Dated Exchange Price with respect to Short-Dated Old Notes validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, in order to determine the aggregate principal amount of such Short-Dated Old Notes that Verizon will accept for exchange. All Short-Dated Old Notes, regardless of Acceptance Priority Level, that are validly tendered at or prior to the applicable Early Participation Date will have priority over any Short-Dated Old Notes validly tendered after the applicable Early Participation Date.

Both the Total Exchange Price and the Exchange Price payable with respect to a series of Short-Dated Old Notes are payable in principal amount of 2030 New Notes.

The 2030 New Notes will mature on October 30, 2030 and will bear interest at a rate per annum (the “2030 New Notes Coupon”) that will be equal to the sum of (a) the yield of the 0.625% U.S. Treasury Security due August 15, 2030, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Short-Dated Offering Memorandum, plus (b) 95 basis points, such sum rounded to the third decimal place when expressed as a percentage. Pursuant to the Short-Dated Minimum Issue Requirement, Verizon will not complete the Short-Dated Exchange Offers if the aggregate principal amount of 2030 New Notes to be issued on the applicable Early Settlement Date would be less than $500 million.

Promptly after the Short-Dated Price Determination Date, Verizon will issue a press release specifying, among other things, (i) the Short-Dated Total Exchange Price for each series of Fixed Rate Notes, (ii) the 2030 New Notes Coupon, (iii) the aggregate principal amount of Short-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange in each Short-Dated Exchange Offer, (iv) the proration factor (if any) to be applied and (v) the aggregate principal amount of 2030 New Notes to be issued on the applicable Short-Dated Early Settlement Date.

Long-Dated Exchange Offers

On the terms and subject to the conditions set forth in the Long-Dated Offering Memorandum, Verizon is offering to exchange the following outstanding notes for (i) the 2056 New Notes in an aggregate principal amount not to exceed the Long-Dated New Notes Cap (subject to any increase in such Long-Dated New Notes Cap at Verizon’s discretion), and (ii) the applicable Long-Dated Cash Amount, if any, as described below:

Acceptance Priority Level	CUSIP Number	Title of Security	Principal Amount Outstanding	Long-Dated Early Participation Payment(1)	Reference U.S. Treasury Security(2)	Bloomberg Reference Page	Long-Dated Fixed Spread (basis points) (2)	Long-Dated Cash Amount(2)(3)
1	92343VDV3	5.500% notes due 2047	$1,201,232,000	$50	1.25% due May 15, 2050	FIT1	+126	$63
2	92343VBT0	6.550% notes due 2043	$951,529,000	$50	1.25% due May 15, 2050	FIT1	+125	$214
3	92343VDU5	5.250% notes due 2037	$2,821,045,000	$50	1.25% due May 15, 2050	FIT1	+90	$185
4	92343VDS0	5.012% notes due 2049	$2,523,231,000	$50	1.25% due May 15, 2050	FIT1	+125	$281
5	92343VCZ5	4.672% notes due 2055	$2,040,611,000	$50	1.25% due May 15, 2050	FIT1	+135	$210
6	92343VCK8	4.862% notes due 2046	$3,891,529,000	$50	1.25% due May 15, 2050	FIT1	+124	$81
7	92343VCX0	4.522% notes due 2048	$4,116,902,000	$50	1.25% due May 15, 2050	FIT1	+121	$252
8	92343VDR2	4.812% notes due 2039	$1,546,295,000	$50	1.25% due May 15, 2050	FIT1	+101	$178
9	92343VCM4	5.012% notes due 2054	$1,208,915,000	$50	1.25% due May 15, 2050	FIT1	+132	$231
10	92343VDC5	4.125% notes due 2046	$1,136,004,000	$50	1.25% due May 15, 2050	FIT1	+120	$0

(1)

Payable in principal amount of Long-Dated New Notes, as part of the applicable Long-Dated Total Exchange Price (as defined below), per each $1,000 principal amount of the specified series of Long-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange (the “Long-Dated Early Participation Payment” and, together with the Short-Dated Early Participation Payment, the “Early Participation Payment”). The total consideration for each $1,000 principal amount of each series of Long-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date is referred to as the “Long-Dated Total Exchange Price” for such series and, together with the Short-Dated Total Exchange Price, as the “Total Exchange Price”. Eligible Holders who validly tender Long-Dated Old Notes of a series after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will receive the exchange consideration for any such series accepted by us, which is equal to the Long-Dated Total Exchange Price minus the applicable Long-Dated Early Participation Payment (with respect to such series, the “Long-Dated Exchange Price” and, together with the Short-Dated Exchange Price, the “Exchange Price”).

(2)

The Long-Dated Total Exchange Price payable per each $1,000 principal amount of a series of Long-Dated Old Notes validly tendered for exchange will be payable in (i) a specified principal amount of 2056 New Notes and (ii) the applicable Long-Dated Cash Amount, if any, and will be based on the fixed spread specified in the table above (the “Long-Dated Fixed Spread”) for the applicable series of Long-Dated Old Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page listed in the table above) as of 9:00 a.m. (Eastern time) on October 5, 2020, unless extended with respect to the applicable Long-Dated Exchange Offer (such date and time with respect to a Long-Dated Exchange Offer, as the same may be extended with respect to such Long-Dated Exchange Offer, the “Long-Dated Price Determination Date”). The Long-Dated Total Exchange Price does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Long-Dated Total Exchange Price.

(3)

The cash payment payable as a portion of the Long-Dated Total Exchange Price for each series of Long-Dated Old Notes is equal to the amount shown in this column per each $1,000 principal amount of such series of Long-Dated Old Notes validly tendered at or prior to the applicable Expiration Date and accepted for exchange (the “Long-Dated Cash Amount”). The Long-Dated Cash Amount does not include the applicable Long-Dated Accrued Coupon Payment on the Long-Dated Old Notes accepted for exchange, which will be payable in addition to the applicable Long-Dated Total Exchange Price or Long-Dated Exchange Price.

Subject to the satisfaction or waiver of the conditions of the Long-Dated Exchange Offers, the “Acceptance Priority Procedures” will operate as follows with respect to such Exchange Offers:

•

first, if the aggregate Long-Dated Total Exchange Price minus the aggregate Long-Dated Cash Amount of all Long-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date by Eligible Holders does not exceed the Long-Dated New Notes Cap, then Verizon will accept all such Long-Dated Old Notes. However, if the aggregate Long-Dated Total Exchange Price minus the aggregate Long-Dated Cash Amount of all Long-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date by Eligible Holders exceeds the Long-Dated New Notes Cap (subject to any increase in such Long-Dated New Notes Cap at Verizon’s discretion), then Verizon will (i) accept for exchange all validly tendered Long-Dated Old Notes of each series starting at the highest Acceptance Priority Level (level 1) and moving sequentially to Long-Dated Old Notes of each series having a lower Acceptance Priority Level (the lowest of which is level 10) until the aggregate Long-Dated Total Exchange Price minus the aggregate Long-Dated Cash Amount of all validly tendered Long-Dated Old Notes of a series, combined with the aggregate Long-Dated Total Exchange Price minus the aggregate Long-Dated Cash Amount of all accepted Long-Dated Old Notes of series with higher Acceptance Priority Levels, is as close as possible to, but does not exceed, the Long-Dated New Notes Cap, (ii) accept on a prorated basis validly tendered Long-Dated Old Notes of the series with the next lower Acceptance Priority Level and (iii) not accept for exchange (x) any such Long-Dated Old Notes of a series with an Acceptance Priority Level below that of the prorated series or (y) any Long-Dated Old Notes validly tendered after the applicable Early Participation Date; and

•

second, if the Long-Dated New Notes Cap is not exceeded at the applicable Early Participation Date, Verizon will repeat the steps described in the prior bullet using the Long-Dated Exchange Price minus the aggregate Long-Dated Cash Amount with respect to Long-Dated Old Notes validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, in order to determine the aggregate principal amount of such Long-Dated Old Notes that Verizon will accept for exchange. All Long-Dated Old Notes, regardless of Acceptance Priority Level, that are validly tendered at or prior to the applicable Early Participation Date will have priority over any Long-Dated Old Notes validly tendered after the applicable Early Participation Date.

Both the Total Exchange Price and the Exchange Price payable with respect to a series of Long-Dated Old Notes are payable in principal amount of 2056 New Notes and the applicable Long-Dated Cash Amount, if any. With respect to each of the Long-Dated Exchange Offers, Verizon may elect to decrease the principal amount of 2056 New Notes exchangeable for each $1,000 principal amount of the applicable Long-Dated Old Notes tendered and accepted by up to $100 per $1,000 principal amount, with a corresponding increase or decrease in the applicable Long-Dated Cash Amount. Such adjustments would affect the composition, but not the amount, of the Long-Dated Total Exchange Price and the Long-Dated Exchange Price for the applicable Long-Dated Old Notes and, at Verizon’s option, may be different for (i) Long-Dated Old Notes tendered and accepted for exchange at or prior to the applicable Early Participation Date and (ii) Long-Dated Old Notes tendered and accepted for exchange after the applicable Early Participation Date. Any such election will be announced at or around the Long-Dated Price Determination Date.

The 2056 New Notes will mature on October 30, 2056 and will bear interest at a rate per annum (the “2056 New Notes Coupon”) that will be equal to the sum of (a) the yield of the 1.25% U.S. Treasury Security due May 15, 2050, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Long-Dated Offering Memorandum, plus (b) 145 basis points, such sum rounded to the third decimal place when expressed as a percentage. Pursuant to the Long-Dated Minimum Issue Requirement, Verizon will not complete the Long-Dated Exchange Offers if the aggregate principal amount of 2056 New Notes to be issued on the applicable Early Settlement Date would be less than $1 billion.

Promptly after the Long-Dated Price Determination Date, Verizon will issue a press release specifying, among other things, (i) the Long-Dated Total Exchange Price for each series of Long-Dated Old Notes, (ii) the 2056 New Notes Coupon, (iii) the aggregate principal amount of Long-Dated Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange in each Long-Dated Exchange Offer, (iv) the proration factor (if any) to be applied, (v) the aggregate principal amount of 2056 New Notes to be issued on the applicable Early Settlement Date and (vi) the Long-Dated Cash Amount payable for certain series of Long-Dated Old Notes on the applicable Early Settlement Date.

Registration of the New Notes

If and when issued, the New Notes will not be registered under the Securities Act or any other laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

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Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers, including for assistance in completing an eligibility letter, or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The eligibility letter for the Short-Dated Exchange Offers can be accessed at the following link http://www.gbsc-usa.com/eligibility/verizonshort, and the eligibility letter for the Long-Dated Exchange Offers can be accessed at the following link http://www.gbsc-usa.com/eligibility/verizonlong.

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If Verizon terminates any Exchange Offer with respect to one or more series of Old Notes, it will give prompt notice to the Exchange Agent and all Old Notes tendered pursuant to such terminated Exchange Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in the Depositary Trust Company will be released.

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers before the deadlines specified herein and in the Exchange Offer Documents, as applicable. The deadlines set by any such intermediary and each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents, as applicable.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandums, as applicable, and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area and the United Kingdom, qualified investors within the meaning of the Prospectus Regulation and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to high net worth companies, and other persons to whom financial promotions may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on either the Offering Memorandums or any of its contents. For purposes of the foregoing, the “Prospectus Regulation” means Regulation (EU) 2017/1129, as amended.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication Verizon has made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in each of the Offering Memorandums under the heading “Risk Factors” and in our periodic reports filed with the SEC. Eligible Holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.